UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☐	Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting material Pursuant to §240.14a-12

Lear Corporation
(Name of Registrant as Specified In Its Charter)

MARCATO CAPITAL MANAGEMENT LLC
MARCATO, L.P.
MARCATO II, L.P.
MARCATO INTERNATIONAL MASTER FUND, LTD.
RICHARD T. MCGUIRE III
OSKIE CAPITAL MANAGEMENT, LLC
OSKIE MASTER FUND, LP
DAVID M. MARKOWITZ
CLIVE ROWE
ENRICO DIGIROLAMO

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

On March 1, 2013, Marcato Capital Management LLC, Richard T. McGuire III, Marcato, L.P., Marcato II, L.P., Marcato International Master Fund, Ltd., Oskie Capital Management, LLC, David M. Markowitz, Clive Rowe and Oskie Master Fund, LP (the “Group”) filed Amendment No. 3 to a Schedule 13D relating to Lear Corporation, a copy of which is filed herewith as Exhibit 1.

The Group intends to make a filing with the Securities and Exchange Commission of a proxy statement and an accompanying WHITE proxy card to be used to solicit proxies in connection with the 2013 Annual Meeting of Stockholders (including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof) (the “2013 Annual Meeting”) of Lear Corporation (the “Company”). Information relating to the participants in such proxy solicitation has been included in Exhibit G to the Amendment to Schedule 13D filed by the Group on March 1, 2013 with the Securities and Exchange Commission. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF STOCKHOLDERS OF THE COMPANY FOR USE AT THE 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. When completed and available, the Group’s definitive proxy statement and a form of proxy will be mailed to stockholders of the Company. These materials and other materials filed by the Group in connection with the solicitation of proxies will be available at no charge at the Securities and Exchange Commission’s website at www.sec.gov. The definitive proxy statement (when available) and other relevant documents filed by the Group with the Securities and Exchange Commission will also be available, without charge, by directing a request by mail or telephone to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10012 (call toll free: (877) 750-5837).

Exhibit 1

UNITED STATES
SECURITIES EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 3)*

Lear Corporation

(Name of Issuer)

Common Stock, par value $0.01 per Share

(Title of Class of Securities)

521865204

  (CUSIP Number)

Richard T. McGuire III c/o Marcato Capital Management LLC One Montgomery Street, Suite 3250 San Francisco, CA 94104 Telephone Number 415-796-6350	David M. Markowitz c/o Oskie Capital Management LLC 10 East 53rd Street, 31st Floor New York, NY 10022 Telephone Number 646-450-0095
 (Name, Address and Telephone Number of Persons Authorized to Receive Notices and Communications)

Copies To:
Jeffrey D. Marell
Raphael M. Russo
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Telephone: (212) 373-3000

March 1, 2013

(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box. ☐

*
The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

CUSIP No. 521865204	SCHEDULE 13D	Page 2 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Marcato Capital Management LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS AF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 5,653,026 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 5,653,026 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,653,026 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.9%
14	TYPE OF REPORTING PERSON IA

CUSIP No. 521865204	SCHEDULE 13D	Page 3 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Richard T. McGuire III
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS AF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 5,653,026 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 5,653,026 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 5,653,026 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 5.9%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 521865204	SCHEDULE 13D	Page 4 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Marcato, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 1,261,464 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 1,261,464 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 1,261,464 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 1.3%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 521865204	SCHEDULE 13D	Page 5 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Marcato II, L.P.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 165,818 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 165,818 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 165,818 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.2%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 521865204	SCHEDULE 13D	Page 6 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Marcato International Master Fund, Ltd.
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 4,225,744 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 4,225,744 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 4,225,744 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 4.4%
14	TYPE OF REPORTING PERSON OO

CUSIP No. 521865204	SCHEDULE 13D	Page 7 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Oskie Capital Management, LLC
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Delaware
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 368,683 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 368,683 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 368,683 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.4%
14	TYPE OF REPORTING PERSON IA

CUSIP No. 521865204	SCHEDULE 13D	Page 8 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON David M. Markowitz
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS AF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION United States of America
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 368,683 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 368,683 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 368,683 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.4%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 521865204	SCHEDULE 13D	Page 9 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Clive Rowe
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS AF
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Canada
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 368,683 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 368,683 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 368,683 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.4%
14	TYPE OF REPORTING PERSON IN

CUSIP No. 521865204	SCHEDULE 13D	Page 10 of 15

1	NAME OF REPORTING PERSON OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Oskie Master Fund, LP
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP	(a) ☒ (b) ☐
3	SEC USE ONLY
4	SOURCE OF FUNDS WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6	CITIZENSHIP OR PLACE OF ORGANIZATION Cayman Islands
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER 0
	8	SHARED VOTING POWER 174,838 (includes Shares underlying call options. See Item 5)
	9	SOLE DISPOSITIVE POWER 0
	10	SHARED DISPOSITIVE POWER 174,838 (includes Shares underlying call options. See Item 5)
11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 174,838 (includes Shares underlying call options. See Item 5)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES	☐
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 0.2%
14	TYPE OF REPORTING PERSON PN

CUSIP No. 521865204	SCHEDULE 13D	Page 11 of 15

This statement constitutes Amendment No. 3 to the Schedule 13D relating to the Common Stock, par value $0.01 (the “Shares”), issued by Lear Corporation  (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on February 8, 2013 and amended by Amendment No. 1 and Amendment No. 2 thereto (as amended, the “Initial Schedule 13D”), on behalf of the Reporting Persons (as defined in the Initial Schedule 13D), to furnish the additional information set forth herein. All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial Schedule 13D.

Item 1.	Security and Issuer

No Material Change.

Item 2.	Identity and Background

No Material Change.

Item 3.	Source and Amount of Funds or Other Consideration

Item 3 of the Initial Schedule 13D is hereby amended and restated as follows:

“(1)           Marcato Reporting Persons

The net investment costs (including commissions, if any) of the Shares directly owned by the private investment funds advised by Marcato is approximately $165,963,981, the net investment costs (including commissions, if any) of the call options directly owned by the private investment funds advised by Marcato is approximately $781,516 and the net amount received in respect of the put options referenced in Item 6 is $452,473. The amounts paid were funded by working capital.

 (2)           Oskie Reporting Persons

The net investment costs (including commissions, if any) of the Shares directly owned by the private investment funds advised by Oskie is approximately $13,465,779 and the net investment costs (including commissions, if any) of the call options directly owned by the private investment funds advised by Oskie is approximately $93,334. The amounts paid were funded by working capital.”

Item 4.	Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended to add the following paragraph at the end thereof:

“In order to retain their flexibility to increase their holdings of the Shares, the Marcato Reporting Persons filed a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (including the rules and regulations promulgated thereunder, the “HSR Act”), and requested early termination of the waiting period pursuant to the HSR Act.  On February 26, 2013, early termination of the waiting period was granted.  As a result, the Marcato Reporting Persons are permitted under the HSR Act to purchase additional Shares such that they could hold in excess of $141.8 million (subject to certain ownership percentage and other limitations in the HSR Act) in total “market value” (as computed pursuant to the HSR Act) of the Shares at the time of any such purchase.”

THE REPORTING PERSONS INTEND TO MAKE A FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF A PROXY STATEMENT AND AN ACCOMPANYING WHITE PROXY CARD TO BE USED TO SOLICIT PROXIES IN CONNECTION WITH THE  2013 ANNUAL MEETING OF LEAR CORPORATION. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION HAS BEEN INCLUDED AS AN EXHIBIT HERETO. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSONS FROM THE STOCKHOLDERS OF LEAR CORPORATION FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED AND AVAILABLE, THE REPORTING PERSON’S DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF THE ISSUER. THESE MATERIALS AND OTHER MATERIALS

CUSIP No. 521865204	SCHEDULE 13D	Page 12 of 15

FILED BY THE REPORTING PERSONS IN CONNECTION WITH THE SOLICITATION OF PROXIES WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED BY THE REPORTING PERSONS WITH THE SECURITIES AND EXCHANGE COMMISSION WILL ALSO BE AVAILABLE, WITHOUT CHARGE, BY DIRECTING A REQUEST BY MAIL OR TELEPHONE TO INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10012 (CALL TOLL FREE: (877) 750-5837).

Item 5.	Interest in Securities of the Issuer

Item 5 of the Initial Schedule 13D is hereby amended and restated as follows:

“Each of the Oskie Reporting Persons and Marcato Reporting Persons disclaims beneficial ownership (except as provided in the Agreement), of any of the Shares controlled or beneficially owned by persons who are not also Oskie Reporting Persons or Marcato Reporting Persons, respectively.

(1)	Marcato Reporting Persons

 (a) – (e)  As of the date hereof, (i) Marcato and Mr. McGuire may be deemed to be the beneficial owners of 5,653,026 Shares (the “Marcato Shares”) constituting 5.9% of the Shares, (ii) Marcato, L.P. may be deemed to be the beneficial owner of 1,261,464 Shares, constituting 1.3% of the Shares, (iii) Marcato II, L.P. may be deemed to be the beneficial owner of  165,818 Shares, constituting 0.2% of the Shares and (iii) Marcato International Master Fund, Ltd. may be deemed to be the beneficial owner of 4,225,744 Shares, constituting 4.4% of the Shares, each based upon 95,704,487 Shares outstanding as of February 8, 2013.  The number of Shares set forth above includes options to purchase Shares that are exercisable within the next 60 days.

Marcato, L.P. may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 1,261,464 Shares. Marcato II, L.P. may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 165,818 Shares. Marcato International Master Fund, Ltd. may be deemed to have the shared power to vote or direct vote of (and the shared power to dispose or direct the disposition of) 4,225,744 Shares. Marcato, as the general partner of Marcato, L.P. Marcato II, L.P. and the investment manager of Marcato International Master Fund, Ltd., may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Marcato Shares. By virtue of Mr. McGuire's position as managing member of Marcato, Mr. McGuire may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Marcato Shares and, therefore, Mr. McGuire may be deemed to be the beneficial owner of the Marcato Shares.

The number of Shares set forth above includes options to purchase Shares that are exercisable within the next 60 days. The Marcato Reporting Persons hold options to purchase 1,900,000 Shares pursuant to various American-style call options with strike prices of $55 and exercisable through March 16, 2013.  None of the options gives the Reporting Persons direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.

The transactions by the Marcato Reporting Persons in the securities of the Issuer during the past sixty days (or since the Marcato Reporting Persons’ most recent report, if shorter) are set forth in Exhibit B-1. Except as otherwise indicated, all transactions in the Shares were effected through open market transactions.

(2)	Oskie Reporting Persons

(a) – (e)  As of the date hereof, (i) Oskie, Mr. Markowitz and Mr. Rowe may be deemed to be the beneficial owners of 368,683 Shares (the “Oskie Shares”) (which includes 193,845 Shares held in the Managed Account) constituting 0.4% of the Shares and (ii) Oskie Master Fund, LP may be deemed to be the beneficial owner of 174,838 Shares, constituting 0.2% of the Shares, each based upon 95,704,487 Shares outstanding as of February 8, 2013. The number of Shares set forth above includes options to purchase Shares that are exercisable within the next 60 days.

CUSIP No. 521865204	SCHEDULE 13D	Page 13 of 15

Oskie Master Fund, LP may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 368,683 Shares. Oskie, as the investment manager of Oskie Master Fund, LP and the investment manager to the Managed Account, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Oskie Shares. By virtue of Mr. Markowitz's position as a portfolio manager of Oskie, Mr. Markowitz may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Oskie Shares and, therefore, Mr. Markowitz may be deemed to be the beneficial owner of the Oskie Shares. By virtue of Mr. Rowe’s position as head of research of Oskie, Mr. Rowe may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Oskie Shares and, therefore, Mr. Rowe may be deemed to be the beneficial owner of the Oskie Shares.

The number of Shares set forth above includes options to purchase Shares that are exercisable within the next 60 days. The Oskie Reporting Persons hold options to purchase 80,000 Shares pursuant to various listed American-style call options with strike prices of $50 and exercisable through March 16, 2013. None of the options gives the Reporting Persons direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.

The transactions by the Oskie Reporting Persons in the securities of the Issuer during the past sixty days (or since the Oskie Reporting Persons’ most recent report, if shorter) are set forth in Exhibit B-1. Except as otherwise indicated, all transactions in the Shares were effected through open market transactions.”

Item 6.	Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

Item 6,  paragraph 4, of the Initial Schedule 13D is hereby deleted in its entirety.

Item 6, paragraphs 5, 6 and 7, of the Initial Schedule 13D are hereby amended and restated as follows:

 “The Marcato Reporting Persons are party to options to purchase 1,900,000 Shares pursuant to various American-style call options (which, as indicated on Exhibits B and B-1, were bought by the Marcato Reporting Persons, and which require the other counterparty thereto to sell and permit the Marcato Reporting Persons to acquire such Shares if exercised) with strike prices of $55 and exercisable through March 16, 2013.  None of the options gives the Reporting Persons direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.

The Marcato Reporting Persons are party to options to sell 1,900,000 Shares pursuant to various put options (which, as indicated on Exhibits B and B-1, were sold by the Marcato Reporting Persons, and which permit the other counterparty thereto to sell and require the Marcato Reporting Persons to acquire such Shares if exercised) with strike prices of $40 and exercisable through March 16, 2013. None of the options gives the counterparty direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.

The Oskie Reporting Persons are party to options to purchase 80,000 Shares pursuant to various listed American-style call options (which, as indicated on Exhibits B and B-1, were bought by the Oskie Reporting Persons, and which require the other counterparty thereto to sell and permit the Oskie Reporting Persons to acquire such Shares if exercised) with strike prices of $50 and exercisable through March 16, 2013. None of the options gives the Reporting Persons direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.”

Item 7.	Material to be Filed as Exhibits

Item 7 of the Initial Schedule 13D is hereby amended to add the following:

Exhibit B-1: Schedule of Transactions
Exhibit G: Participant Information

CUSIP No. 521865204	SCHEDULE 13D	Page 14 of 15

SIGNATURES

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: March 1, 2013

Marcato Capital Management LLC*

By:	/s/ Richard T. McGuire III
Richard T. McGuire III, Managing Member

/s/ Richard T. McGuire III*
Richard T. McGuire III

Marcato, L.P.

By:	Marcato Capital Management LLC, its Managing Member

By:	/s/ Richard T. McGuire III
Richard T. McGuire III, Managing Member

Marcato II, L.P.

By:	Marcato Capital Management LLC, its Managing Member

By:	/s/ Richard T. McGuire III
Richard T. McGuire III, Managing Member

Marcato International Master Fund, Ltd.

By:	/s/ Richard T. McGuire III
Richard T. McGuire III, Director

Oskie Capital Management LLC

By:	/s/ David Markowitz
David Markowitz, Managing Member

/s/ David Markowitz
David Markowitz

/s/ Clive Rowe
Clive Rowe

CUSIP No. 521865204	SCHEDULE 13D	Page 15 of 15

Oskie Master Fund, LP

By:	Oskie GP, LLC, its General Partner

By:	/s/ David Markowitz
David Markowitz, Managing Member

* This reporting person disclaims beneficial ownership of these reported securities except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that any such person is the beneficial owner of these securities for purposes of Section 16 of the U.S. Securities Exchange Act of 1934, as amended, or for any other purpose.

Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (see 18 U.S.C. 1001).

Exhibit B-1
SCHEDULE OF TRANSACTIONS IN SHARES

Marcato, Richard T. McGuire III, and Marcato, L.P.

Date of Transaction	Security	Amount of Securities Bought (Sold)*	Unit Cost**	Expiration Date	Where and How Effected***
2/25/2013	American Style OTC Call Option	21,367	28.98	2/5/2015	OTC
2/25/2013	European Style OTC Put Option	(21,367)	-	2/5/2015	OTC
2/26/2013	American Style OTC Call Option	34,187	28.16	2/5/2015	OTC
2/26/2013	European Style OTC Put Option	(34,187)	-	2/5/2015	OTC
2/26/2013	European Style OTC Put Option	77,240	-	2/5/2015	TRM
2/26/2013	American Style OTC Call Option	(77,240)	-	2/5/2015	OTC, EXC
2/26/2013	Common Stock	77,240	25.00	N/A	OTC, EXC
2/26/2013	American Style OTC Call Option	(86,199)	-	2/5/2015	OTC, EXC
2/26/2013	Common Stock	86,199	-	N/A	OTC, EXC
2/27/2013	Common Stock	34,187	54.05	N/A	OPN

* For options, represents the number of underlying shares

** With respect to options, represents the cost per underlying share

*** OTC = over the counter, OPN = open market, EXC= exercise of option, TRM = termination of option

Marcato, Richard T. McGuire III, and Marcato II, L.P.

Date of Transaction	Security	Amount of Securities Bought (Sold)*	Unit Cost**	Expiration Date	Where and How Effected***
2/25/2013	American Style OTC Call Option	2,193	28.98	2/5/2015	OTC
2/25/2013	European Style OTC Put Option	(2,193)	-	2/5/2015	OTC
2/26/2013	American Style OTC Call Option	3,509	28.16	2/5/2015	OTC
2/26/2013	European Style OTC Put Option	(3,509)	-	2/5/2015	OTC
2/26/2013	European Style OTC Put Option	8,567	-	2/5/2015	TRM
2/26/2013	American Style OTC Call Option	(8,567)	-	2/5/2015	OTC, EXC
2/26/2013	Common Stock	8,567	25.00	N/A	OTC, EXC
2/26/2013	American Style OTC Call Option	(11,389)	-	2/5/2015	OTC, EXC
2/26/2013	Common Stock	11,389	-	N/A	OTC, EXC
2/27/2013	Common Stock	3,509	54.05	N/A	OPN
2/28/2013	Common Stock	4,754	53.97	N/A	OPN

* For options, represents the number of underlying shares

** With respect to options, represents the cost per underlying share

*** OTC = over the counter, OPN = open market, EXC= exercise of option, TRM = termination of option

Marcato, Richard T. McGuire III, and Marcato International Master Fund, Ltd.

Date of Transaction	Security	Amount of Securities Bought (Sold)*	Unit Cost**	Expiration Date	Where and How Effected***
2/25/2013	American Style OTC Call Option	101,440	28.98	2/5/2015	OTC
2/25/2013	European Style OTC Put Option	(101,440)	-	2/5/2015	OTC
2/26/2013	American Style OTC Call Option	162,304	28.16	2/5/2015	OTC
2/26/2013	European Style OTC Put Option	(162,304)	-	2/5/2015	OTC
2/26/2013	European Style OTC Put Option	336,373	-	2/5/2015	TRM
2/26/2013	American Style OTC Call Option	(336,373)	-	2/5/2015	OTC, EXC
2/26/2013	Common Stock	336,373	25.00	N/A	OTC, EXC
2/26/2013	American Style OTC Call Option	(288,672)	-	2/5/2015	OTC, EXC
2/26/2013	Common Stock	288,672	-	N/A	OTC, EXC
2/27/2013	Common Stock	162,304	54.05	N/A	OPN
2/28/2013	Common Stock	88,286	53.97	N/A	OPN

* For options, represents the number of underlying shares

** With respect to options, represents the cost per underlying share

*** OTC = over the counter, OPN = open market, EXC= exercise of option, TRM = termination of option

Oskie, David Markowitz, Clive Rowe, Oskie Master Fund, LP

Date of Transaction	Security	Amount of Securities Bought (Sold)*	Unit Cost**	Expiration Date	Where and How Effected***
2/15/2013	American Style Listed Call Option	(56,900)	-	2/16/2013	EXC
2/15/2013	Common Stock	56,900	50	N/A	EXC

* For options, represents the number of underlying shares

** With respect to options, represents the cost per underlying share

*** OTC = over the counter, OPN = open market, EXC= exercise of option, TRM = termination of option

Oskie, David Markowitz, Clive Rowe and the Managed Account

Date of Transaction	Security	Amount of Securities Bought (Sold)*	Unit Cost**	Expiration Date	Where and How Effected***
2/15/2013	American Style Listed Call Option	(63,100)	-	2/16/2013	EXC
2/15/2013	Common Stock	63,100	50	N/A	EXC

* For options, represents the number of underlying shares

** With respect to options, represents the cost per underlying share

*** OTC = over the counter, OPN = open market, EXC= exercise of option, TRM = termination of option

Exhibit G

Participants

The following persons are anticipated to be, or may be deemed to be, participants in the intended solicitation of proxies with respect to the 2013 annual meeting of stockholders of Lear Corporation (the “Issuer”) by Marcato Capital Management LLC (“Marcato”), Oskie Capital Management LLC (“Oskie”) and certain of their affiliates:

MARCATO CAPITAL MANAGEMENT LLC

Marcato Capital Management LLC is a Delaware limited liability company, whose principal business address is One Montgomery Street, Suite 3250, San Francisco, CA 94104.  The principal business of Marcato Capital Management LLC is to purchase, sell, trade and invest in securities.

MARCATO, L.P.

Marcato, L.P. is a Delaware limited partnership, whose principal business address is One Montgomery Street, Suite 3250, San Francisco, CA 94104.  The principal business of Marcato, L.P. is to purchase, sell, trade and invest in securities.

MARCATO II, L.P.

Marcato II, L.P. is a Delaware limited partnership, whose principal business address is One Montgomery Street, Suite 3250, San Francisco, CA 94104.  The principal business of Marcato II, L.P. is to purchase, sell, trade and invest in securities.

MARCATO INTERNATIONAL MASTER FUND, LTD.

Marcato International Master Fund, Ltd. is a Cayman Islands exempted company, whose principal business address is c/o Ogier Fiduciary Services (Cayman) Limited 89 Nexus Way, Camana Bay Grand Cayman, Cayman Islands KY1-9007.  Marcato International Master Fund, Ltd. also has a business office c/o Marcato Capital Management LLC, One Montgomery Street, Suite 3250, San Francisco, CA 94104.  The principal business of Marcato International Master Fund, Ltd. is to purchase, sell, trade and invest in securities.

RICHARD T. MCGUIRE III

Richard T. McGuire III is the founder and managing member of Marcato Capital Management LLC.  Mr. McGuire’s principal business address is One Montgomery Street, Suite 3250, San Francisco, CA 94104.

OSKIE CAPITAL MANAGEMENT LLC

Oskie Capital Management LLC is a Delaware limited liability company, whose principal business address is 10 East 53rd St., 31st Floor, New York, NY 10022.  The principal business of Oskie Capital Management LLC is to purchase, sell, trade and invest in securities.

OSKIE MASTER FUND, LP

Oskie Master Fund, LP is a Delaware limited partnership, whose principal business address is 10 East 53rd St., 31st Floor, New York, NY 10022.  The principal business of Oskie Master Fund, LP is to purchase, sell, trade and invest in securities.

DAVID MARKOWITZ

David Markowitz is a founder and portfolio manager of Oskie Capital Management LLC.  Mr. Markowitz’s principal business address is 10 East 53rd St., 31st Floor, New York, NY 10022.

CLIVE ROWE

Clive Rowe is a founder and head of research of Oskie Capital Management LLC.  Mr. Rowe’s principal business address is 10 East 53rd St., 31st Floor, New York, NY 10022.

ENRICO DIGIROLAMO

Enrico Digirolamo is Senior Vice President of Allstate Insurance. Mr. Digirolamo’s principal business address is 2775 Sanders Road, Northbrook, Illinois 60062.

Beneficial Ownership of Common Stock and other Interests:

As of February 28, 2013, Marcato , L.P. (“Marcato I”) is the direct record owner of 1,000 shares of Common Stock, $0.01 par value of the Issuer (the “Shares”) and the beneficial owner of 1,261,464 Shares, Marcato II , L.P. (“Marcato II”) is the direct record owner of 1,000 Shares and the beneficial owner of 165,818 Shares, Marcato International Master Fund, Ltd. (“Marcato International”) is the direct record owner of 1,000 Shares and the beneficial owner of 4,225,744 Shares.  As of February 28, 2013 Oskie Master Fund, LP (“Oskie Master Fund”) is the direct record owner of 1,000 Shares and the beneficial owner of 174,838 Shares.

In addition, as of the date hereof, (i) Marcato and Richard T. McGuire III (collectively with Marcato, Marcato I, Marcato II and Marcato International, the “Marcato Stockholders”) may be deemed to be the beneficial owners of 5,653,026 Shares (the “Marcato Shares”) constituting 5.9% of the Shares, (ii) Marcato I may be deemed to be the beneficial owner of 1,261,464 Shares, constituting 1.3% of the Shares, (iii) Marcato II may be deemed to be the beneficial owner of 165,818 Shares, constituting 0.2% of the Shares, (iii) Marcato International may be deemed to be the beneficial owner of 4,225,744 Shares, constituting 4.4% of the Shares, each based upon 95,704,487 Shares outstanding as of February 8, 2013, and (iv) Oskie and David M. Markowitz (collectively with Oskie and Oskie Master Fund, the “Oskie Shareholders”) may be deemed to be the beneficial owners of 368,683 Shares constituting 0.4% of the Shares.  Marcato I may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 1,261,464 Shares.  Marcato II may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) 165,818 Shares.  Marcato International may be deemed to have the shared power to vote or direct vote of (and the shared power to dispose or direct the disposition of) 4,225,744 Shares.  Marcato, as the general partner of Marcato I, Marcato II and the investment manager of Marcato

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International, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Marcato Shares.  By virtue of Mr. McGuire's position as managing member of Marcato, Mr. McGuire may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Marcato Shares and, therefore, Mr. McGuire may be deemed to be the beneficial owner of the Marcato Shares.  Mr. Markowitz, as Portfolio Manager of Oskie, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Oskie Shares.  By virtue of Mr. Markowitz's position as Portfolio Manager of Oskie, Mr. Markowitz may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Oskie Shares and, therefore, Mr. Markowitz may be deemed to be the beneficial owner of the Oskie Shares.  By virtue of Clive Rowe’s position as head of research of Oskie, Mr. Rowe may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Oskie Shares and, therefore, Mr. Rowe may be deemed to be the beneficial owner of the Oskie Shares.  The names and addresses of the other Nomination Participants are set forth above.  The number of Shares set forth above includes options to purchase Shares that are exercisable within the next 60 days.

The Marcato Stockholders are party to options to purchase 1,900,000 Shares pursuant to various American-style call options (which were bought by the Marcato Stockholders, and which require the other counterparty thereto to sell and permit the Marcato Stockholders to acquire such Shares if exercised) with strike prices of $55 and exercisable through March 16, 2013. None of the options gives the Marcato Stockholders direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.  The number of shares underlying such call options is 423,300 with respect to Marcato I, 54,900 with respect to Marcato II and 1,421,800 with respect to Marcato International.

The Marcato Stockholders are party to options to sell 1,900,000 Shares pursuant to various put options (which were sold by the Marcato Stockholders, and which permit the other counterparty thereto to sell and require the Marcato Stockholders to acquire such Shares if exercised) with strike prices of $40 and exercisable through March 16, 2013.  None of the options gives the counterparty direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.  The number of shares underlying such put options is 423,300 with respect to Marcato I, 54,900 with respect to Marcato II and 1,421,800 with respect to Marcato International.

The Oskie Stockholders are party to options to purchase 80,000 Shares pursuant to various listed American-style call options (which were bought by the Oskie Stockholders, and which require the other counterparty thereto to sell and permit the Oskie Stockholders to acquire such Shares if exercised) with strike prices of $50 and exercisable through March 16, 2013.  None of the options gives the Oskie Stockholders direct or indirect voting, investment or dispositive control over any securities of the Issuer or requires the counterparties thereto to acquire, hold, vote or dispose of any securities of the Issuer prior to exercise.  The number of shares underlying such call options is 37,900 with respect to Oskie Master Fund and 42,100 with respect to Oskie on behalf of its managed account.

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Mr. McGuire could be considered to have an interest in the proposed nomination of candidates for election to the Board of Directors (the “Board”) of the Issuer (the “Nomination Proposal”) indirectly through his profit interests in the Shares held by the Marcato Stockholders as described below and through investments in certain of the Marcato Stockholders.  In connection with his employment by Marcato, Mr. McGuire has a participatory interest in the profits derived by its affiliated entities from their investment in certain companies, including the Issuer.

Mr. Markowitz and Mr. Rowe could be considered to have an interest in the Nomination Proposal indirectly through their respective profit interests in the Shares held by the Oskie Stockholders as described below and through investments in certain of the Oskie Stockholders.  In connection with their employment by Oskie, Mr. Markowitz and Mr. Rowe each has a participatory interest in the profits derived by its affiliated entities from their investment in certain companies, including the Issuer.

Mr. McGuire, Mr. Markowitz and Mr. Digirolamo (the “Nominees”) may be deemed to have an interest in their nominations for election to the Board of the Issuer by virtue of compensation the Nominees will receive from the Issuer as a director, if elected to the Board, and as described elsewhere in the letter delivered to the Issuer on February 14, 2013 and filed as Exhibit E to the Amendment to the 13D filed by Marcato, Oskie and certain of their affiliates on February 14, 2013.

Innisfree M&A Incorporated (“Innisfree”) is serving as an advisor and is providing consulting and analytic services and solicitation services in connection with the solicitation of proxies. Innisfree does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation. In addition, regular employees of the Marcato Stockholders or the Oskie Stockholders may assist in the solicitation of proxies and will receive no additional consideration therefor.

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